THIS DOCUMENT AND THE OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial adviser.

If you have sold or otherwise transferred all your OGS ADSs, please pass the Offer Document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN OR ANY OTHER JURISDICTION IF TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH JURISDICTION. If you hold Ordinary Shares of Oxford GlycoSciences Plc, you may not use this Letter of Transmittal to tender them. Ordinary Shares of Oxford GlycoSciences Plc can only be tendered by completing, signing and delivering a separate Form of Acceptance.

For the purposes of section 21 of the UK Financial Services and Markets Act 2000 only, this Letter of Transmittal has been approved by J.P. Morgan plc which is regulated by the UK Financial Services Authority.

Letter of Transmittal

To Tender American Depositary Shares

pursuant to the

Cash Offer

by

Celltech Group plc

and (outside the United States) by

JPMorgan

on its behalf

for

Oxford GlycoSciences Plc

THE OFFER WILL REMAIN OPEN FOR ACCEPTANCE DURING THE INITIAL OFFER PERIOD. THE INITIAL OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 3.00 P.M. LONDON TIME, 10.00 A.M. NEW YORK CITY TIME, ON MONDAY, MARCH 31, 2003, UNLESS EXTENDED TO A LATER CLOSING DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF OGS SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS LETTER UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.

The Depositary for the Offer is:

Mellon Investor Services LLC

Telephone Assistance:

(800) 858-1202

By Mail:	By Overnight Delivery:	By Hand:
P.O. Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Dept.	85 Challenger Road Mail Drop-Reorg Ridgefield Park, NJ 07660 Attn: Reorganization Dept.	120 Broadway 13th Floor New York, NY 10271 Attn: Reorganization Dept.

Facsimile Transmission for Eligible Institutions:	To Confirm Facsimile Transmission Only:
(201) 296-4293	(201) 296-4860

      Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, does not constitute a valid delivery.

      The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Certain terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

DESCRIPTION OF OGS ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	OGS ADS(s) Tendered (Attach additional list if necessary)

	ADR Serial Number(s)*	Total Number of ADSs Represented by ADR(s)*	Number of ADSs Tendered**

Total ADR(s)

*	Need not be completed for book-entry transfers.

**	Unless otherwise indicated, it will be assumed that all OGS ADSs delivered to the Depositary are being tendered. See Instruction 4.

     TENDERING HOLDERS OF OGS ADSs EVIDENCED BY OGS ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN “X” IN THE BOX ENTITLED “POUNDS STERLING PAYMENT ELECTION”.

      ACCEPTANCE OF THE OFFER IN RESPECT OF OGS SHARES NOT REPRESENTED BY OGS ADSs CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold OGS Shares that are not represented by OGS ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those OGS Shares from the Receiving Agent. See Instruction 13 of this Letter of Transmittal.

      Delivery of a properly completed and duly executed Letter of Transmittal, OGS ADRs evidencing OGS ADSs (or book-entry transfer of such OGS ADSs) and any other required documents to the Depositary by a holder of OGS ADSs will be deemed (without any further action by the Depositary or The Bank of New York as depositary to the OGS ADS program) to constitute an acceptance of the Offer by such holder with respect to such OGS ADSs subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

      This Letter of Transmittal is to be used if OGS ADRs evidencing OGS ADSs are to be forwarded herewith. If delivery of OGS ADSs is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Appendix I, “Part C: Acceptance Forms” in the Offer Document, then either this Letter of Transmittal or an Agent’s Message, as defined in the Offer Document, should be used.

      Questions or requests for assistance may be directed to the Depositary at its address and telephone number set forth below. Requests for copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the Depositary as set forth below and will be furnished promptly at Celltech’s expense. Except as set out in Appendix V of the Offer Document, Celltech will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of OGS ADSs pursuant to the Offer. Holders of OGS ADSs may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Depositary for the Offer is:

Mellon Investor Services LLC

44 Wall Street, 7th Floor

New York, NY, 10005
(800) 858-1202

TENDER OF OGS ADSs

☐	CHECK BOX IF OGS ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER OGS ADSs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution

Account Number at The Depository Trust Company

Transaction Code Number

By crediting the OGS ADSs to the Depositary’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the Depositary an Agent’s Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such OGS ADSs all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Depositary.

☐	CHECK BOX ONLY IF OGS ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

      If a holder of OGS ADSs wishes to accept the Offer and OGS ADRs evidencing such OGS ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the expiration of the Offer, such holder’s acceptance of the Offer may nevertheless be effected using the Guaranteed Delivery Procedure set out under Appendix I, “Part C: Acceptance Forms” in the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

To Mellon Investor Services LLC (as Depositary to the Offer) and
          The Bank of New York (as depositary to the OGS ADS program):

      The undersigned acknowledges that he or she has received and reviewed the Offer Document dated March 1, 2003, of Celltech Group plc, a company organized under the laws of England and Wales (“Celltech”), and this Letter of Transmittal, which together contain the Offer by Celltech to purchase, upon the terms and subject to the conditions set out in the Offer Document and the Letter of Transmittal, all of the issued and to be issued ordinary shares of 5 pence each (“OGS Shares”) of Oxford GlycoSciences Plc (“OGS”) including those represented by American Depositary Shares (“OGS ADSs”), each representing one OGS Share and evidenced by American Depositary Receipts (“OGS ADRs”).

      The Offer in the United States is made solely by Celltech and neither JPMorgan nor any of its affiliates is making the Offer in the United States.

      The undersigned hereby accepts the Offer with respect to the OGS ADSs evidenced by OGS ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, OGS Shares represented thereby) specified in the box entitled “Description of OGS ADSs Tendered” subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal, and instructs you to inform Celltech in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, OGS ADRs evidencing tendered OGS ADSs (or book-entry transfer of such OGS ADSs) and any other required documents to the Depositary by a holder of OGS ADSs will be deemed (without any further action by the Depositary or The Bank of New York as depositary to the OGS ADS program) to constitute acceptance of the Offer by such holder in respect of such holder’s OGS ADSs, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

      The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Celltech upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE OGS ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE OGS SHARES REPRESENTED BY SUCH OGS ADSs MAY NOT BE MADE.

      The undersigned hereby delivers to the Depositary for tender to Celltech the above-described OGS ADSs evidenced by OGS ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal.

      Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions of the Offer have been satisfied, fulfilled or, where permitted, waived (at which time Celltech will give notice thereof to the Depositary), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Celltech all right, title and interest in and to all OGS ADSs evidenced by OGS ADRs with respect to which the Offer is being accepted (and any and all OGS ADSs or other securities or rights issuable in respect of such OGS ADSs) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such OGS ADSs (and any such other OGS ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver OGS ADRs for such OGS ADSs (and any such other OGS ADSs, securities or rights) or accept transfer of ownership of such OGS ADSs (and any such other OGS ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Celltech, (b) present such OGS ADRs for such OGS ADSs (and any other such OGS ADSs, securities or rights) for transfer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such OGS ADSs (and any such other OGS ADSs, securities or rights), all in accordance with the terms of the Offer.

      The undersigned agrees that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to the Depositary (or the completion of the book-entry transfer procedures) shall constitute an authority to any Director of Celltech in accordance with the terms of paragraph 5 of Part B of Appendix I of the Offer Document.

      By executing this Letter of Transmittal as set forth above, the tendering holder of OGS ADSs evidenced by OGS ADRs agrees that, effective from and after the date hereof or, if later, the date on which all conditions of the Offer are satisfied, fulfilled or, where permitted, waived: (a) Celltech or its agents shall be entitled to direct the exercise of any votes attaching to OGS Shares represented by any OGS ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the “accepted ADSs”) and any other rights and privileges attaching to such OGS Shares, including any right to requisition a general meeting of OGS or of any class of its securities, and (b) the execution of this Letter of Transmittal by a holder of OGS ADSs (together with any signature guarantees) and its delivery to the Depositary shall constitute in respect of accepted OGS ADSs (i) an authority to OGS or its agents from the tendering holder of accepted OGS ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a holder of OGS ADSs to Celltech at its registered office, (ii) an authority to Celltech or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted OGS ADSs and/or to execute a form of proxy in respect of the accepted OGS ADSs appointing any person nominated by Celltech to attend general meetings and separate class meetings of OGS or any adjournment thereof and to exercise the votes attaching to OGS Shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted OGS ADSs not to exercise any such rights without the consent of Celltech and the irrevocable undertaking of such tendering holder of accepted OGS ADSs not to appoint a proxy for or to attend any such general meetings or separate class meetings.

      By executing this Letter of Transmittal as set forth above, the tendering holder of OGS ADSs represents and warrants that the tendering holder of accepted OGS ADSs has full power and authority to accept the Offer and to tender, sell, assign and transfer OGS ADSs in respect of which the Offer is being accepted or deemed to be accepted (and any and all other OGS ADSs, securities or rights issued or issuable in respect of such OGS ADSs) and, when the same are purchased by Celltech, Celltech will acquire good title thereto, free from all liens, charges, equitable interests, third party rights and interests and encumbrances and together with all rights now or hereafter attaching thereto, including voting rights and the right to receive all dividends and other distributions (if any) declared, made or paid with respect to OGS Shares represented by OGS ADSs. The tendering holder of accepted OGS ADSs will, upon request, execute any additional documents deemed by the Depositary or Celltech to be necessary or desirable to complete the sale, assignment and transfer of OGS ADSs evidenced by OGS ADRs in respect of which the Offer is being accepted (and any and all other OGS ADSs, securities or rights).

      By executing this Letter of Transmittal as set forth above, the tendering holder of OGS ADSs irrevocably undertakes, represents and warrants to and agrees with Celltech (so as to bind him or her and his or her personal representatives, heirs, successors and assigns) to the effect that such tendering holder of accepted OGS ADSs: (i) has not received or sent copies or originals of the Offer Document or this Letter of Transmittal or any related offering documents in, into or from Australia, Canada or Japan; (ii) has not used in connection with the Offer or the execution or delivery of this Letter of Transmittal, directly or indirectly, the mails of, or any means or instrumentality (including, without limitation, e-mail, facsimile transmission, telex and telephone) of interstate or foreign commerce of, or any facilities of a national securities exchange of Australia, Canada or Japan; (iii) is accepting the Offer from outside Australia, Canada and Japan; and (iv) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given all instructions with respect to the Offer from outside Australia, Canada or Japan.

      References in this Letter of Transmittal to a holder of OGS ADSs shall include references to the person or persons executing a Letter of Transmittal and, in the event of more than one person executing a Letter of Transmittal, the provisions of this Letter of Transmittal shall apply to them jointly and to each of them.

      All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

      Unless otherwise indicated herein under “Special Payment Instructions”, the undersigned hereby instructs the Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under “Description of OGS ADSs Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions”, the undersigned hereby instructs the Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any OGS ADRs evidencing OGS ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of OGS ADSs Tendered”. In the event that the “Special Payment Instructions” and/or the “Special Delivery Instructions” are completed, the undersigned hereby instructs the Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any OGS ADRs evidencing OGS ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of OGS ADSs evidenced by OGS ADRs, the undersigned hereby instructs the Depositary to credit the account maintained at the Book-Entry Transfer Facility with any OGS ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the Depositary will not transfer any OGS ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

      If the box headed “Pounds Sterling Payment Election” is not checked, the undersigned hereby instructs the Depositary to pay, or cause to be paid, all amounts payable to the undersigned pursuant to the Offer in US dollars, converted at the exchange rate obtainable on the spot market in London at approximately 12.00 noon (London time) on the date the cash consideration is made available by Celltech for delivery to holders of OGS ADSs and pay, or cause to be paid, such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available by Celltech for delivery to holders of OGS ADSs. Holders of OGS ADSs should also be aware that the US dollar/ pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available by Celltech for delivery to holders of OGS ADSs. In all cases, fluctuations in the US dollar/ pounds sterling exchange rate are at the risk of accepting holders of OGS ADSs who do not elect to receive their consideration in pounds sterling.

      SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL OGS ADRs EVIDENCING OGS ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED HEREBY AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF ANY OGS ADRs REPRESENTING OGS ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

      Number of OGS ADSs represented by the lost, stolen or destroyed OGS ADRs:

POUNDS STERLING PAYMENT ELECTION

☐	Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars in an amount equal to the pound sterling amounts payable to you converted to US dollars at the exchange rate obtainable on the spot market in London at approximately 12.00 noon (London time) on the date the cash consideration is made available by Celltech for delivery to holders of OGS ADSs.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐	Check box ONLY if the check for the purchase price with respect to OGS ADSs purchased is to be issued in the name of someone other than the undersigned.

Issue to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 included herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐	Check box ONLY if the check for the purchase price with respect to OGS ADSs purchased and/or OGS ADRs evidencing OGS ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail: ☐  Check ☐  ADR certificates to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 included herein)

SIGN HERE

(Also complete Substitute Form W-9 included herein)

Sign Here

Sign Here

(Signature(s) of Owner(s))

Dated  , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on OGS ADRs evidencing OGS ADSs or by person(s) to whom OGS ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)

(Please Type or Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

Guarantee of Signature(s)

(See Instructions 1 and 5)

Authorized Signature

Name

(Please Type or Print)

Title

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated  , 2003

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the OGS ADSs evidenced by OGS ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) the Offer is being accepted in respect of such OGS ADSs for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.	DELIVERY OF LETTER OF TRANSMITTAL AND OGS ADSs. This Letter of Transmittal is to be completed either if OGS ADRs evidencing OGS ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in Appendix I, “Part C: Acceptance Forms” in the Offer Document. OGS ADRs evidencing OGS ADSs or confirmation of a book-entry transfer of such OGS ADSs into the Depositary’s account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal must be delivered to the Depositary at one of its addresses set forth herein.

Holders of OGS ADSs whose OGS ADRs are not immediately available or who cannot deliver their OGS ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the expiration of the Offer may tender their OGS ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery procedures set out in Appendix I, “Part C: Acceptance Forms” in the Offer Document. Pursuant to the Guaranteed Delivery procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Celltech must be received by the Depositary prior to the expiration of the Offer and (c) OGS ADRs evidencing the tendered OGS ADSs (or, in the case of OGS ADSs held in book-entry form, timely confirmation of the book-entry transfer of such OGS ADSs into the Depositary’s account at a Book-Entry Transfer Facility as described in the Offer Document), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, are received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a “business day” is any day on which the New York Stock Exchange is open for business.

THE METHOD OF DELIVERY OF OGS ADSs EVIDENCED BY OGS ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF OGS ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptance will be accepted and no fractional OGS ADSs will be purchased. All accepting holders of OGS ADSs, by execution of this Letter of Transmittal (or a facsimile thereof) (or, in the case of a book-entry transfer, an Agent’s Message), waive any right to receive any notice of the acceptance of their OGS ADSs for payment.

3.	INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of OGS ADSs should be listed on a separate schedule attached hereto.

4.	PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If fewer than all the OGS ADSs evidenced by OGS ADRs delivered to the Depositary are to be tendered hereby, fill in the number of OGS ADSs that are to be tendered in the box entitled “Number of ADSs Tendered” on the front page of this Letter of

Transmittal. In such case, except as otherwise provided in this Letter of Transmittal, a new OGS ADR for the untendered OGS ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this Letter of Transmittal, following the date on which OGS ADSs are accepted for payment.

All OGS ADSs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the OGS ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the OGS ADRs without any change whatsoever.

If any of the OGS ADSs evidenced by OGS ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

If any of the tendered OGS ADSs are registered in different names on different OGS ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of OGS ADRs.

If this Letter of Transmittal or any OGS ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Celltech of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of OGS ADSs listed and transmitted hereby, no endorsements of OGS ADRs or separate stock powers are required unless delivery of the cash is to be to a person other than the registered holder(s). Signatures on such OGS ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the OGS ADSs listed, OGS ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on OGS ADRs evidencing such OGS ADSs. Signatures on such OGS ADRs or stock powers must be guaranteed by an Eligible Institution.

6.	STOCK TRANSFER TAXES. Celltech will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of OGS ADSs evidenced by OGS ADRs pursuant to the Offer. If, however, payment of the cash is to be made to any person other than the registered holder(s), or if the tendered OGS ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to OGS ADRs listed in this Letter of Transmittal.

7.	SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any OGS ADRs evidencing OGS ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

8.	POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked “Pounds Sterling Payment Election”. If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted into US dollars at the exchange rate obtainable on the spot market in London at approximately 12.00 noon (London time) on the date the cash consideration is made available by Celltech for delivery to holders of OGS ADSs.

9.	WAIVER OF CONDITIONS. Celltech reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the Code.

10.	30 PER CENT. US BACKUP WITHHOLDING. In order to avoid backup withholding of US federal income tax, a holder of OGS ADSs must provide the Depositary with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. A holder’s TIN is either its Social Security Number or its Employer Identification Number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance. If the correct TIN is not provided, a US$50 penalty may be imposed by the Internal Revenue Service and cash payments made with respect to the Offer may be subject to backup withholding at a rate of 30 per cent.

Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

The TIN that is to be provided on Substitute Form W-9 is that of the registered holder(s) of the OGS ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the OGS ADSs. The TIN for an individual is his or her Social Security Number. Each tendering holder of OGS ADSs generally is required to notify the ADS depositary of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). Notwithstanding that the “TIN Applied For” box is checked (and the Certification is completed), the Depositary will withhold 30 per cent. on any cash payment of the purchase price for the tendered OGS ADSs made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8BEN), signed under penalties of perjury, certifying such person’s foreign status. Form W-8BEN can be obtained from the Depositary. A holder of OGS ADSs should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

11.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at the appropriate address and telephone number set forth in this Letter of Transmittal.

12.	LOST, DESTROYED OR STOLEN CERTIFICATES. If any OGS ADR evidencing OGS ADSs has been lost, destroyed or stolen, the holder thereof should check the box immediately preceding the special payment/ special delivery instructions boxes and indicate the number of OGS ADSs evidenced by such lost, destroyed or stolen OGS ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such OGS ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen OGS ADRs have been followed.

13.	HOLDERS OF OGS SHARES NOT REPRESENTED BY OGS ADS. Holders of OGS Shares that are not represented by OGS ADSs have been sent a Form of Acceptance with the Offer Document and may not tender such OGS Shares pursuant to this Letter of Transmittal. If any holder of OGS Shares that are not represented by OGS ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Receiving Agent at the address and telephone number set forth in the Offer Document.

March 1, 2003

PAYER’S NAME: MELLON INVESTOR SERVICES LLC, AS DEPOSITORY

SUBSTITUTE FormW-9 Payer’s Request for Taxpayer Identification Number (TIN)

PART 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Social Security Number OR Employer Identification Number

Part 2 – Certifications – Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a US person (including a US resident alien).

Certification information – You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

Part 3

Awaiting TIN  ☐

Part 4

Exempt ☐

Name:
(Please print)

Address:
(Including Zip Code)

Signature:	Date:

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30 PER CENT. OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the ADS depositary with a properly certified taxpayer identification number will be subject to a 30 per cent. backup withholding tax.

Signature:	Date:

The Depositary for the Offer is:

Mellon Investor Services LLC

85 Challenger Road
Ridgefield Park, NJ 07060
For Further Information
Please call toll-free: (800) 858-1202